UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2016

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Stock Incentive Plan Amendments

At the Annual Meeting of Stockholders of Incyte Corporation (the “Company”) held on May 27, 2016 (the “Annual Meeting”), the stockholders of the Company approved an increase in the number of shares available for issuance under the Company’s 2010 Stock Incentive Plan by 6,000,000 shares, from 24,753,475 shares to 30,753,475 shares, and also approved an increase of the limitation on the number of shares that may be issued pursuant to sales or awards other than upon exercise of options or other than pursuant to sales at purchase prices at least equal to the fair market value of the shares sold from 1,500,000 shares to 2,500,000 shares.  A copy of the Incyte Corporation Amended and Restated 2010 Stock Incentive Plan, as amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

1997 Employee Stock Purchase Plan Amendment

At the Annual Meeting, the stockholders of the Company also approved an increase in the number of shares of common stock reserved for issuance under the Company’s 1997 Employee Stock Purchase Plan by 500,000 shares, from 8,350,000 shares to 8,850,000 shares.  A copy of the Company’s 1997 Employee Stock Purchase Plan, as amended, is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting of Stockholders of Incyte Corporation (the “Company”):

1.                                      The following Directors were elected:

	For	Withheld	Broker Non- Votes
Julian C. Baker	155,910,452	2,461,400	12,433,225
Jean-Jacques Bienaimé	154,785,625	3,586,227	12,433,225
Paul A. Brooke	156,286,919	2,084,933	12,433,225
Paul J. Clancy	157,488,865	882,987	12,433,225
Wendy L. Dixon	157,206,330	1,165,522	12,433,225
Paul A. Friedman	156,255,704	2,116,148	12,433,225
Hervé Hoppenot	154,548,592	3,823,260	12,433,225

2.                                      The amendments to the Company’s Amended and Restated 2010 Stock Incentive Plan were approved.

For	Against	Abstain	Broker Non-Votes
133,072,883	25,190,363	108,606	12,433,225

3.                                      The amendment to the Company’s 1997 Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
156,920,688	1,338,539	112,625	12,433,225

4.                                      The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
153,278,264	4,853,491	240,097	12,433,225

5.             The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year was ratified.

For	Against	Abstain
168,437,786	2,212,029	155,262

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

10.1        Incyte Corporation Amended and Restated 2010 Stock Incentive Plan, as amended.

10.2        1997 Employee Stock Purchase Plan of Incyte Corporation, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 27, 2016

INCYTE CORPORATION

By:	/s/ Eric H. Siegel
Eric H. Siegel
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Incyte Corporation Amended and Restated 2010 Stock Incentive Plan, as amended.

10.2	1997 Employee Stock Purchase Plan of Incyte Corporation, as amended.